UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 8, 2017

WORLD ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter)

South Carolina	000-19599	57-0425114
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

108 Frederick Street Greenville, South Carolina 29607
(Address of principal executive offices)
(Zip Code)

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.     Entry into a Material Definitive Agreement.
Eleventh Amendment to Amended and Restated Revolving Credit Facility
On May 8, 2017, World Acceptance Corporation (the “Company”) entered into an eleventh amendment (the “Eleventh Amendment”) to the Amended and Restated Revolving Credit Agreement, originally dated as of September 17, 2010 (as cumulatively amended, the “Revolving Credit Agreement”), among the Company, the lenders named therein, and Wells Fargo Bank, National Association, as successor Administrative Agent and successor Collateral Agent.
The Eleventh Amendment amends the Revolving Credit Agreement to, among other things: (i) extend the maturity date under the Revolving Credit Agreement from June 15, 2018 to June 15, 2019; (ii) increase the commitments under the Revolving Credit Agreement from $370.0 million to $480.0 million; (iii) reduce the maximum permissible ratio of total debt to consolidated adjusted net worth from 2.75 to 1.0 to 2.0 to 1.0; (iv) further narrow the definition of “Eligible Finance Receivables;” (v) expand the circumstances under which the Company may make restricted payments by allowing for certain share repurchases in an aggregate amount of up to 50% of consolidated adjusted net income in any fiscal year, commencing with the fiscal year ending March 31, 2017; and (vi) restrict certain bulk purchases of finance receivables by the Company. In addition, pursuant to the Eleventh Amendment, Bank United, N.A. became a lender under the Revolving Credit Agreement.
The foregoing description of the Eleventh Amendment is qualified in its entirety by reference to the full text of the Eleventh Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1
Eleventh Amendment to Amended and Restated Revolving Credit Agreement, dated as of May 8, 2017, among World Acceptance Corporation, the lender parties thereto, and Wells Fargo Bank, National Association, as Administrative Agent and Collateral Agent

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD ACCEPTANCE CORPORATION

By:	/s/ John L. Calmes, Jr.
John L. Calmes, Jr.
Senior Vice President and Chief Financial Officer
Date:	May 8, 2017

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1
Eleventh Amendment to Amended and Restated Revolving Credit Agreement, dated as of May 8, 2017, among World Acceptance Corporation, the lender parties thereto, and Wells Fargo Bank, National Association, as Administrative Agent and Collateral Agent

4